JAMES ALPHA EHS PORTFOLIO

a series of THE SARATOGA ADVANTAGE TRUST

CLASS I SHARES	(Ticker: JEHIX)
CLASS A SHARES	(Ticker: JAHAX)
CLASS C SHARES	(Ticker: JAHCX)

Supplement dated July 13, 2018 to the Prospectus dated March 30, 2018 (the “Prospectus”)

This supplement updates and supersedes any contrary information contained in the Prospectus.

Reference is made to the sections entitled “Principal Investment Strategies.” beginning on pages 2 and 7 of the Prospectus. The last sentence in the fourth paragraph under each of these sections is deleted in its entirety. The paragraphs now read:

In constructing the Portfolio’s investments, the Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize hedged equity strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private fund returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time.

Please retain this supplement for future reference.